THE ADVISORS' INNER CIRCLE FUND

                                WHG SMIDCAP FUND
                             WHG SMALLCAP VALUE FUND

                         SUPPLEMENT DATED APRIL 29, 2010
                                     TO THE
        SUMMARY PROSPECTUSES ("SUMMARY PROSPECTUSES") DATED MARCH 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES.

     As of April 2, 2010, Corey Henegar has left Westwood Holdings Group, LLC and is no longer a portfolio manager of the WHG SMidCap Fund or the WHG SmallCap Value Fund (the "Funds"). Accordingly, all references to Corey Henegar are hereby removed from the Summary Prospectuses in their entirety. The remaining members of the investment team will continue to be jointly and primarily responsible for the day-to-day management of the Funds.

EFFECTIVE IMMEDIATELY, THE FIRST PARAGRAPHS OF THE SUMMARY PROSPECTUSES ARE DELETED AND REPLACED WITH THE FOLLOWING:

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.whgfunds.com. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to whgfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, as supplemented April 29, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the web-site, phone number or e-mail address noted above.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 WHG-SK-017-0100